[Peoples Benefit Life Insurance Company Letterhead]

September 4, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Peoples Benefit Life Insurance Company Separate Account II –

Pacer Choice Variable Annuity

File No.33-7033, 811-4734, CIK 796535

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 29, 2003, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 356494). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED

Brenda D. Sneed Assistant General Counsel